Global. Connected. Sustainable. 3Q18 FINANCIAL RESULTS OCTOBER 2018 Digital Realty the trusted foundation | powering your digital ambitions

Navigating the Future
Sustainable Growth for Customers, Shareholders & Employees

Ascenty

Leading data center provider in Latin America, providing a full spectrum of offerings, including colocation and connectivity to hyperscale deployments

14 STATE-OF-THE-ART DATA CENTERS

106 TOTAL PLANNED CAPACITY (MW)

90% LEASED & PRE-LEASED [1]

~75% USD DENOMINATED CONTRACTS [2]

Leading Position in Rapidly Growing Latin American Region

8th LARGEST ECONOMY BY 2018E GDP PER INTERNATIONAL MONETARY FUND

5th LARGEST POPULATION IN 2018

#1 Market Share

ASCENTY HAS THE LEADING MARKET SHARE IN BRAZIL AMONG MULTI-TENANT DATA CENTER PROVIDERS [3]

Unparalleled Expertise to Execute in Latin America

DIGITAL REALTY

Leading global provider of data center, colocation and interconnection solutions for customers across a variety of verticals

198 GLOBAL DATA CENTERS

Brookfield

Leading global asset manager with 115 years of experience owning and operating real assets

$40+ Bn AUM IN BRAZIL

Ascenty

Highly experienced management team with a proven track record in Latin America

100+ Years OF COMBINED EXPERIENCE

Source: Ascenty management, International Monetary Fund and 451 Research (April 2018).
Note: Data as of September 21, 2018. Includes signed but not yet commenced leases and leases pending execution that are subject to closing or other conditions under the Share Purchase Agreement. There can be no assurance that the pending acquisition or related joint venture will close on the expected terms or at all.
1) Based on currently in-service and under-construction megawatts.
2) Figures based on remaining contractual cash rent, including signed but not yet commenced leases and leases pending execution that are subject to closing or other conditions under the Share Purchase Agreement.
3) Market share based on megawatts. Ascenty includes additional capacity expected to be built at data centers under construction.

DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 2

The Connected Campus Digital Ashburn 70% of the world’s web traffic flows through Loudoun County (1) 375 MW Digital Realty has over 375 MW of capacity on our existing Ashburn campuses… 667 acres …in addition to 667 acres of land holdings that will support the build-out of another 1000+ MW (2) 1) Source: Loudoun County Department of Economic Development. 2) Subject to closing of the Western Lands acquisition. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 3

Firm Fundamentals Robust Demand, Rational Supply NORTH AMERICA EMEA APAC 2,381 848 2,025 974 1,082 752 3Q17 3Q18 3Q17 3Q18 3Q17 3Q18 MEGAWATTS COMMISSIONED(1)(2) MEGAWATTS COMMISSIONED(1)(2) MEGAWATTS COMMISSIONED(1)(2) % 87% % 85% % 95% 90 DIGITAL 90 DIGITAL 91 DIGITAL REGION REALTY REGION REALTY REGION REALTY OCCUPANCY RATE (3Q18)(1) OCCUPANCY RATE (3Q18)(1) OCCUPANCY RATE (3Q18)(1) 1.6x 0.9x 1.3x Market Absorption-to-Available Market Absorption-to-Available Market Absorption-to-Available Current Construction(3) Current Construction(3) Current Construction(3) 1) Management estimates, based on a sub-set of Digital Realty metros (North America: Northern Virginia, Chicago, Dallas, Silicon Valley, New Jersey, Phoenix and Toronto; EMEA: Amsterdam, Dublin, Frankfurt, and London; APAC: Melbourne, Osaka, Singapore and Sydney). 2) Prior periods may be adjusted to reflect updated information. 3) Trailing 12-month market absorption divided by available data center construction. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 4

Supportive Economic Growth Outlook
Levered to Long-Term Secular Demand Drivers

		2Q18 CALL *July 25, 2018*	CURRENT *October 15, 2018*	Better/ Worse	2018E	2019E
MACROECONOMIC	Global GDP Growth Forecast [1]	2018E: 3.9%	2018E: 3.7%	▼	3.7%	3.7%
	U.S. GDP Growth Forecast [1]	2018E: 2.9%	2018E: 2.9%	◀▶	2.9%	2.5%
	U.S. Unemployment Rate [2]	4.0%	3.7%	▼	3.9%	3.6%
	Inflation Rate – U.S. Annual CPI Index [2]	2.9%	2.3%	▼	2.5%	2.4%
	Crude Oil ($/barrel) [3]	$69	$72	▲	$68	$69
	Control of White House, Senate and HoR [4]	R,R,R	R,R,D	▼	R,R,D	R,R,D
INTEREST RATES	Three-Month Libor (USD) [2]	2.3%	2.4%	▲	2.6%	3.2%
	10-Yr U.S. Treasury Yield [2]	3.0%	3.2%	▲	3.2%	3.4%
	GBP-USD [2]	1.32	1.32	◀▶	1.30	1.40
	EUR-USD [2]	1.17	1.16	▼	1.16	1.23
EQUITIES	S&P 500 [2]	2,846 (YTD 7.6%); P/E: 21.3x	2,751 (YTD 2.9%); P/E: 19.8x	▼	16.9x	15.3x
	NASDAQ 100 [2]	7,509 (YTD 18.0%); P/E: 27.1x	7,069 (YTD 10.5%); P/E: 24.6x	▼	19.8x	17.7x
	RMZ [2][5]	1,141 (YTD 0.9%); P/AFFO 18.0x	1,086 (YTD -6.1%); P/AFFO 17.8x	▼	17.8x	17.1x
INDUSTRY	IT Spending Growth Worldwide [6]	2018E: 3.0%	2018E: 3.3%	▲	3.3%	3.0%
	Server Shipment Worldwide [7]	2018E: 7.7%	2018E: 7.8%	▲	7.8%	4.2%
	Global Data Center to Data Center IP Traffic [8]	CAGR 2016 - 2021E: 25%	CAGR 2016 - 2021E: 25%	◀▶	CAGR 2016 - 2021E: 25%	
	Global Cloud IP Traffic [8]	CAGR 2016 - 2021E: 27%	CAGR 2016 - 2021E: 27%	◀▶	CAGR 2016 - 2021E: 27%	

1) IMF World Economic Outlook - July 2018 and October 2018
2) Bloomberg
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month)
4) FiveThirtyEight: Election 2018 - October 2018
5) Citi Investment Research - July 2018 and October 2018
6) Gartner: IT Spending, Worldwide (constant currency), May 2018 and August 2018
7) Gartner: Servers Forecast Worldwide, July 2018 and October 2018
8) Cisco Global Cloud Index: Forecast and Methodology, 2016-2021 - February 2018

DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 5

Financial Results DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 6

Lumpy But Healthy Comprehensive Solutions Support Diverse Customer Base HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT(1)(2) $ in millions $100 $75 $50 $25 $0 1Q 2Q20093Q 4Q 1Q 2Q20103Q 4Q 1Q 2Q20113Q 4Q 1Q 2Q20123Q 4Q 1Q 2Q20133Q 4Q 1Q 2Q20143Q 4Q 1Q 2Q20153Q 4Q 1Q 2Q20163Q 4Q 1Q 2Q20173Q 4Q 1Q 20182Q 3Q 3Q18 BOOKINGS BY PRODUCT(1)(2) $50.2 mm $0.0 mm $10.3 mm $1.0 mm $7.6 mm $69.2 mm TURN-KEY POWERED BASE COLOCATION NON-TECHNICAL INTERCONNECTION TOTAL BOOKINGS FLEX® BUILDING® Note: Darker shading represents interconnection bookings. 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 7

Top-Line Step Function
Healthy Backlog Sets a Solid Foundation

BACKLOG ROLL-FORWARD

$ in millions



2Q18 Backlog
Signings
Commencements
3Q18 Backlog
$142
$62
$54
$148
2Q18 Backlog
Signings
Commencements
3Q18 Backlog

COMMENCEMENT TIMING

$ in millions



Current Period Backlog
Total Backlog
$76
$64
$8
$148
2018
2019
2020+
Total Backlog

Note: Totals may not add up due to rounding. Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. Periodically, the backlog is adjusted for actual commencements. This quarter the adjustment is $1M. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Reflects expected commencement date at time of signing.

DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 8

Cycling Through Peak Vintage Renewals Gradually Improving Mark-to-Market

3Q18 RE-LEASING SPREADS

TURN-KEY FLEX®	POWERED BASE BUILDING®	COLOCATION	TOTAL
RENTAL RATE CHANGE	RENTAL RATE CHANGE	RENTAL RATE CHANGE	RENTAL RATE CHANGE
-1.9% CASH / 0.7% GAAP	5.9% CASH / 8.0% GAAP	2.5% CASH / 2.6% GAAP	0.2% CASH / 1.6% GAAP
Renewed **$26 million** Turn-Key Flex® annualized GAAP rental revenue	Renewed **$0 million** Powered Base Building® annualized GAAP rental revenue	Renewed **$34 million** Colocation annualized GAAP rental revenue	Signed renewal leases representing **$61 million** of annualized GAAP rental revenue(1)

Note: Total represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended September 30, 2018.

DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 9

Putting Exposure in Perspective Benefits of Scale and Diversification on Display EXPOSURE BY REVENUE 2018 CORE FFO/SHARE EXPOSURE USD CAD GBP EURO JPY HKD SGD AUD 0.2% 1% 9% GBP +/- 10% 4% 82% 0% Midpoint of 0.1% 0.1% Guidance $6.55 – $6.65(1) EUR BENCHMARK 0% +/- 10% RATES +/- 100 bps 3% 1% YEAR-TO-DATE CHANGE IN INTEREST RATES(2) 10-Year UST DLR 10-Year (3) 5.0% 4.0% 71 bps 62 bps 3.0% INCREASE INCREASE 2.0% USD Three-Month Libor 10-Year U.S. Treasury 1.0% 0.0% Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 1) Based on the midpoint of 2018 core FFO per share guidance of $6.55 – $6.65. 2) Based on change in yields from January 1, 2018 to September 30, 2018. 3) DLR 10-Year represents 10-Year UST plus the DLR G-Spread reflective of most recent 10-year senior note issuance as of that date. G-Spread for the DLR 4.750% due 2025 used between October 1, 2016 and September 1, 2017; DLR 3.700% due 2027 used between September 2, 2017 and July 1, 2018; and DLR 4.450% due 2028 used between July 2, 2018 and October 19, 2018. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 10

Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT PROFILE DEBT MATURITY SCHEDULE AS OF SEPTEMBER 30, 2018(1)(2) (USD in billions) 99% Unsecured Unsecured Secured 5 YEARS 3.5% Weighted Avg. Weighted Avg. Maturity(1)(2) Coupon(1) 87% Fixed $2.1 Fixed Floating $1.3 $1.0 $1.0 $1.0 $1.1 $0.8 $0.7 USD € $0.5 $0.1 £ GBP $0.0 £ £ $0.0 £ € ¥ 61% Euro 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 USD Other Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Unsecured Term Loan Unsecured Credit Facility Unsecured Green Bonds Note: As of September 30, 2018. 1) Includes Digital Realty’s pro rata share of four unconsolidated joint venture loans. 2) Assumes exercise of extension options. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 11

Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT PROFILE PRO FORMA DEBT MATURITY SCHEDULE(1) (USD in billions) 99% Unsecured Unsecured Secured 6 YEARS 3.6% Weighted Avg. Weighted Avg. Maturity(1)(2) Coupon(1) Fixed $2.2 87% Fixed Floating $1.3 £ $1.0 $1.0 $1.1 $0.8 $0.7 USD $0.4 € $0.5 $0.1 £ GBP $0.0 £ £ $0.0 £ £ € ¥ 58% Euro 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 USD Other Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Unsecured Term Loan Unsecured Credit Facility Unsecured Green Bonds Note: As of September 30, 2018. 1) Includes Digital Realty’s pro rata share of four unconsolidated joint venture loans. Pro forma for the £400 million pound sterling-denominated senior notes that closed on October 17, 2018 and the refinancing of the global revolving credit facility and term loans that closed on October 24, 2018. 2) Assumes exercise of extension options. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 12

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth SUCCESSFUL THIRD QUARTER 2018 INITIATIVES mm 1. Deepening Connections with Customers $69 3Q18 Total Bookings Delivered second-highest quarterly bookings, achieved record backlog 2. Extending our Global Footprint 106 MW Reached agreement to acquire leading data center provider in Brazil Total Planned Capacity 3. Exceeding Expectations 1¢ Beat quarterly consensus estimates by a penny Core FFO(1)/sh Beat 4. Strengthening the Balance Sheet year Raised common equity, refinanced credit facility +1 Weighted Average Debt Maturity 1) For a definition and reconciliation of Core FFO, please see the appendix. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 13

Appendix DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 14

Robust Long-Term Demand, Lumpy Near-Term Signings Diverse Customer Base + Product Offerings HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT(1)(2) $ in millions $80 $60 $40 $20 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q18 TRAILING FOUR-QUARTER AVERAGE BOOKINGS BY PRODUCT(1)(2) $52.8 mm $1.6 mm $8.3 mm $0.5 mm $7.2 mm $69.9 mm TURN-KEY POWERED BASE COLOCATION NON-TECHNICAL INTERCONNECTION TOTAL BOOKINGS FLEX® BUILDING® Note: Darker shading represents interconnection bookings. 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 15

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds from Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, non-controlling interests share of gain on sale of property, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) gain from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) equity in earnings adjustment for non-core items, (vi) severance, equity acceleration, and legal expenses, (vii) bridge facility fees and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Adjusted Funds from Operations (AFFO): We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) straight-line rental revenue, (vi) straight-line rental expense, (vii) above- and below-market rent amortization, (viii) deferred non-cash tax expense, (ix) capitalized leasing compensation, (x) recurring capital expenditures and (xi) capitalized internal leasing commissions. Other REITs may calculate AFFO differently than we do and accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 16

Appendix Management Statements on Non-GAAP Measures EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, depreciation and amortization, and impairment of investments in real estate, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, noncontrolling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 17

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; public cloud services spending; the expected timing, locations, benefits and product offerings for IBM Cloud and Service Exchange; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; our expected Go-to-Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run- rate and NOI Growth; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty acquiring or operating properties in foreign jurisdictions; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; our failure to maintain our status as a REIT for federal income tax purposes; our operating partnership’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2017 and other filings with the Securities and Exchange Commission, including our Current Report on Form 8-K filed on September 24, 2018. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 18

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Nine Months Ended	
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net (loss) income available to common stockholders	$ 67,268	$ (4,140)	$ 218,700	$ 119,842
Adjustments:				
Noncontrolling interests in operating partnership	2,700	(79)	8,880	1,632
Real estate related depreciation and amortization (1)	290,757	196,871	878,193	545,328
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	3,775	2,732	10,973	8,243
Impairment of investments in real estate	-	28,992	-	28,992
(Gain) loss on sale of properties	(26,577)	(9,750)	(80,042)	(9,608)
Noncontrolling interests share of gain on sale of property	-	-	-	-
FFO available to common stockholders and unitholders	$ 337,923	$ 214,626	$ 1,036,704	$ 694,429
Basic FFO per share and unit	$ 1.58	$ 1.24	$ 4.84	$ 4.18
Diluted FFO per share and unit	$ 1.57	$ 1.23	$ 4.83	$ 4.16
Weighted average common stock and units outstanding				
Basic	214,289	173,461	214,199	166,048
Diluted	214,937	174,170	214,824	166,938
(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	293,957	199,914	887,534	554,491
Non-real estate depreciation	(3,200)	(3,043)	(9,341)	(9,163)
	$ 290,757	$ 196,871	$ 878,193	$ 545,328

	Three Months Ended		Nine Months Ended	
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
FFO available to common stockholders and unitholders -- basic and diluted	$ 337,923	$ 214,626	$ 1,036,704	$ 694,429
Weighted average common stock and units outstanding	214,289	173,461	214,199	166,048
Add: Effect of dilutive securities	648	709	625	890
Weighted average common stock and units outstanding -- diluted	214,937	174,170	214,824	166,938

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Nine Months Ended	
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
FFO available to common stockholders and unitholders -- diluted	$ 337,923	$ 214,626	$ 1,036,704	$ 694,429
Termination fees and other non-core revenues [1]	(518)	(208)	(5,039)	(584)
Significant transaction expenses	9,626	42,809	19,410	60,367
(Gain) loss from early extinguishment of debt	-	(1,990)	-	(1,990)
Costs on redemption of preferred stock	-	-	-	6,309
Bridge facility fees	-	3,182	-	3,182
Severance accrual and equity acceleration [2]	645	2,288	2,701	3,522
Equity in earnings adjustment for non-core items	-	-	-	(3,285)
Other non-core expense adjustments	2,269	3,051	2,852	3,075
CFFO available to common stockholders and unitholders -- diluted	$ 349,945	$ 263,758	$ 1,056,628	$ 765,025
Diluted CFFO per share and unit	$ 1.63	$ 1.51	$ 4.92	$ 4.58

(1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(2) Relates to severance charges related to the departure of company executives.

DIGITAL REALTY | 3Q18 FINANCIAL RESULTS | OCTOBER 25, 2018 | 19

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